SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - February 27, 2002
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                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
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             (Exact Name of Registrant as specified in its charter)




       Delaware                   333-53404                   52-2029487
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(State of Incorporation)    (Commission File No.)       (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               8.1 Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s/ James H. Jenkins
                                            ------------------------------------
                                            James H. Jenkins,
                                            Senior Vice President and CFO

Dated:   February 27, 2002

                                 Exhibit Index
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Exhibit         Document
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8.1 Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters.